Managed
                              HIGH INCOME
                                 Portfolio Inc.


                                                                          Annual

                                                                          Report

                                                               February 28, 1998

                              Managed
                              HIGH INCOME
                                 Portfolio Inc.


LETTER TO
SHAREHOLDERS
February 28, 1998


Dear Shareholder:

      We are pleased to provide the annual report for the Managed High Income Portfolio Inc. ("Portfolio") for the year ended February 28, 1998. During the past year, the Portfolio distributed income dividends totaling $1.09 per share. The table below shows the annualized distribution rate and the twelve-month total return for the Portfolio based on its February 28, 1998 net asset value ("NAV") per share and New York Stock Exchange ("NYSE") closing price.

                                       Annualized              Twelve-Month
          Price Per Share            Distribution Rate         Total Return
          -------------             -----------------          ------------

          $11.87 (NAV)                    8.69%                   12.43%
          $11.75 (NYSE)                   8.78%                   10.96%

      The Portfolio generated a total return of 12.43% for the past year. The Portfolio's performance was roughly in-line with the twelve-month average total return of 12.89% for closed-end high yield bond funds as reported by Lipper Analytical Services Inc. (Lipper is an independent mutual fund performance tracking organization). We believe we have been able to generate consistent performance returns in the Portfolio through prudent asset selection with a heavy focus on companies with improving fundamentals.

Market and Economic Overview

      The high yield bond market generated competitive performance relative to that of other bonds of similar maturities during the year as well as in comparison to the 6% to 9% returns for intermediate-term U.S. Treasurys (i.e., maturities of less than 10 years) and investment-grade corporate bonds and the roughly 12% returns for 10-year U.S. Treasurys and investment-grade corporate bonds.

      After relatively strong performance through the first three quarters of 1997, the high yield bond market began to underperform that of U.S. Treasurys in the fourth quarter as fears of an economic slowdown and lower corporate profits caused high yield bond premiums to increase versus U.S. Treasurys. The lower-quality high yield bonds turned in the greatest underperformance in the fourth quarter. In periods of increasing economic uncertainty, the lower-quality segments of the high yield bond market generally underperform versus other types of bonds because of their greater vulnerability to weaker economic conditions whereas the more interest-rate sensitive higher quality issues generate the strongest total returns when general interest rates decline.

      By the start of the fourth quarter of 1997, the crisis in Asia had taken center stage with severe currency and financial market declines in a number of Asian countries potentially threatening economic stability not only throughout the Far Eastern region, but the entire world. (Asia represents more than 25% of world economic output and is a significant global producer and consumer of a large number of products.) Consequently, there was a dramatic increase in market volatility in the fourth quarter, especially in the stock markets both domestically and abroad. In response, many investors began to invest more aggressively in U.S. Treasurys which are often viewed as the ultimate safe haven during periods of economic uncertainty.

      Despite this increasing uncertainty over future economic growth and levels of corporate profitability, the U.S. stock markets had another strong year with total returns in the 25%-to-33% range.

      Within the high yield bond market, the lower-quality issues generated the strongest total returns (i.e., roughly 15% range) in the past year. This was not surprising given the strong performance of the U.S. stock markets because the lower-quality segment of the high yield bond market tends to track the performance of the U.S. stock market. However, the Portfolio's relatively high-quality orientation caused its performance to lag the high yield bond market averages to a modest degree during the past year. Yet we remain committed more than ever to our investment strategy of owning the better quality issues, especially in light of the increased turbulence in a number of Asian economies.

      During the first two months of 1998, the U.S. stock market was more volatile while most of the major stock indices moved toward record highs. And despite record new issue supply, the high yield bond market performed extremely well in January and February of 1998, most likely in reaction to the strength of the U.S. stock market.

      During the reporting period, the U.S. high yield bond market responded favorably to strength in both the U.S. stock market and U.S. Treasury securities market. A total of approximately $19 billion of new money flowed into open-end high yield bond funds in 1997. In addition, there was higher institutional demand for high yield bonds from insurance companies and pension funds. This overall higher demand was significant enough to absorb a record total of more than $120 billion of new high yield bond issues. As of the date of this report, the high yield bond market is now more than $450 billion in size and that figure represents a 25% of the entire U.S. corporate bond market.

Portfolio Strategy and Market Outlook

      During the past year, we became more conservative and increased our weighting primarily in high-quality, defensive issues. We think that the U.S. economy will remain mixed and that many consumer-sensitive industries will continue to face fierce price competition. In addition, Asia's significant problems could also put severe pressure on commodity goods prices as troubled companies in the region try and increase their exports to make up for expected economic declines. We believe a slowdown in overall global economic growth will occur as the severe economic decline in Asia sharply reduces demand for many U.S. and European products. Consequently, the first half of 1998 could see a slight increase in default rates among select high-yield bond issuers, especially weaker, more vulnerable companies that are already having difficulty competing. Given the increased uncertainty over Asia, we would also expect an increase in stock market volatility in the first and second quarters of 1998, both domestically and abroad.

      We therefore will continue to avoid economic sectors where consumers are spending less as well as industries facing heavy pricing competition. Our emphasis in the Portfolio will continue to be industries that are experiencing strong growth such as telecommunications, media, and cable television. Moreover, the Portfolio will remain heavily weighted in stronger-rated "B" and "BB" issues and we plan on avoiding weaker lower-tier issues that are generally rated "CCC/Caa." Given the higher risks in many of the world's financial markets, we believe our conservative investment strategy, which involves an emphasis on high-rated issues, is prudent and in the best long-term interest of our shareholders.

      We look forward to continuing to help you pursue your investment goals. If you have any questions about the Portfolio, please call the First Data Investor Services Group, Inc. at (800) 331-1710.


Sincerely,


/s/ Heath B. McLendon                          /s/ John C. Bianchi, C.F.A.

Heath B. McLendon                              John C. Bianchi, C.F.A.
Chairman                                       Vice President and
                                               Investment Officer

March 23, 1998

      --------------------------------------------------------------------------
      Take Advantage of the Portfolio's Dividend Reinvestment Plan!

            Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? The power of automatically reinvesting your dividends is one of the most successful investment strategies available today. Systematic investments put time to work for you through the strength of compounding.

            As an investor in the Portfolio, you can participate in its Dividend Reinvestment Plan, a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Portfolio. For more detailed information about the Portfolio's Dividend Reinvestment Plan, please refer to pages 30 and 31.
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998

   Face
  Amount   Ratings                Security                              Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 92.1%
--------------------------------------------------------------------------------

Aerospace & Defense -- 1.8%
$ 5,875,000  BB    Airplanes Pass-Through Trust, Corporate
                     Collateralized Mortgage Obligation,
                     Series D, 10.875% due 3/15/19 ................  $ 6,625,414
 2,700,000   BB    Morgan Stanley Aircraft Finance,
                     8.700% due 3/15/23 ...........................    2,740,500
--------------------------------------------------------------------------------
                                                                       9,365,914
--------------------------------------------------------------------------------
Broadcasting-TV, Cable & Radio -- 13.6%
                   Cablevision Systems Corp., Sr. Sub. Debentures:
 9,220,000   BB-     9.875% due 2/15/13 ...........................   10,234,200
 3,250,000   BB-     10.500% due 5/15/16 ..........................    3,835,000
 3,175,000   BB-     9.875% due 4/1/23 ............................    3,508,375
                   Century Communications Corp., Sr. Notes:
   850,000   BB-     8.375% due 12/15/07 ..........................      864,875
 2,900,000   BB-     8.750% due 10/1/07 ...........................    3,037,750
 4,675,000   B-    Comcast UK Cable, Sr. Sub. Debenture,
                     step bond to yield 11.395% due 11/15/07 ......    3,845,188
 1,515,000   BBB-  Le Groupe Videotron, Sr. Notes,
                     10.625% due 2/15/05 ..........................    1,700,587
                   Marcus Cable Capital Corp., Sr. Discount Notes:
 2,400,000   B       Step bond to yield 11.392% due 8/1/04 ........    2,274,000
 1,525,000   B       Step bond to yield 12.661% due 12/15/05 ......    1,362,969
                   Rogers Cable Systems Inc.:
 2,275,000   BB+     Sr. Notes, 10.000% due 3/15/05 ...............    2,559,375
 2,575,000   BB+     Sr. Secured Debenture, 10.000% due 12/1/07 ...    2,890,438
 7,175,000   BB-     Sr. Sub. Debenture, 11.000% due 12/1/15 ......    8,457,530
 2,900,000   BB-   Rogers Communications, Sr. Notes,
                     8.875% due 7/15/07 ...........................    2,929,000
 2,500,000   CCC+  SFX Entertainment Inc., Sr. Sub. Notes,
                     9.125% due 2/1/08 (a) ........................    2,500,000
                   TV Azteca SA, Sr. Notes:
 2,300,000   B+      10.125% due 2/15/04 ..........................    2,466,750
 4,000,000   B+      10.500% due 2/15/07 ..........................    4,300,000
 7,100,000   B     UIH Australia Inc., Sr. Discount Notes,
                   step bond to yield 14.058% due 5/15/06 .........    5,058,750


                       See Notes to Financial Statements.                      5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

   Face
  Amount   Ratings                Security                              Value
--------------------------------------------------------------------------------
Broadcasting-TV, Cable & Radio-- 13.6% (continued)
$1,525,000   B     UIH Australia Pacific, Sr. Discount Notes,
                     step bond to yield 14.000% due 5/15/06 .......  $ 1,067,500
12,400,000   B     United International Holdings Inc.,
                     Sr. Discount Notes, step bond to yield
                     10.447% due 2/15/08 ..........................    7,533,000
--------------------------------------------------------------------------------
                                                                      70,425,287
--------------------------------------------------------------------------------
Building/Construction -- 0.3%
 1,250,000   BB+   Trizec Finance, Sr. Notes,
                     10.875% due 10/15/05 .........................    1,417,187
--------------------------------------------------------------------------------
Chemicals -- 1.2%
 3,000,000   B     NL Industries Inc., Sr. Notes,
                     11.750% due 10/15/03 .........................    3,352,500
 2,600,000   B     Unifrax Investment Corp., Sr. Notes,
                     10.500% due 11/1/03 ..........................    2,717,000
--------------------------------------------------------------------------------
                                                                       6,069,500
--------------------------------------------------------------------------------
Conglomerate Manufacturing -- 1.9%
 2,225,000   BB-   CIA Latino Americana, Company Guaranteed,
                     11.625% due 6/1/04 (a) .......................    2,308,438
 2,600,000   B-    Eagle-Picher Industrial Inc., Sr. Sub. Notes,
                     9.375% due 3/1/08 (a) ........................    2,619,500
 2,265,000   CCC+  Interlake Corp., Sr. Sub. Debentures,
                     12.125% due 3/1/02 ...........................    2,349,937
 2,650,000   NR    Park-Ohio Industries, Sr. Sub. Notes,
                     9.250% due 12/1/07 (a) .......................    2,775,875
--------------------------------------------------------------------------------
                                                                      10,053,750
--------------------------------------------------------------------------------
Consumer Durable -- 0.3%
2,500,000+   B     Texon International, Sr. Notes,
                     10.000% due 2/1/08 (a) .......................    1,425,777
--------------------------------------------------------------------------------
Electric Utilities -- 4.7%
                   AES Corp., Sr. Sub. Notes:
 1,200,000   B+      10.250% due 7/15/06 ..........................    1,329,000
 1,325,000   B+      8.375% due 8/15/07 ...........................    1,361,438
 5,950,000   B+      8.500% due 11/1/07 (a) .......................    6,143,375


6                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

   Face
  Amount   Ratings                Security                              Value
--------------------------------------------------------------------------------
Electric Utilities -- 4.7% (continued)
                   Calpine Corp., Sr. Notes:
$3,650,000   BB-     10.500% due 5/15/06 ..........................  $ 4,051,500
 1,400,000   BB-     8.750% due 7/15/07 (a) .......................    1,452,500
 2,000,000   BB+   Cleveland Electric Illuminating Corp., Sr. Notes,
                     7.430% due 11/1/09 (a) .......................    2,075,000
 3,225,000   BB+   El Paso Electric Co., 1st Mortgage Obligation,
                     8.900% due 2/1/06 ............................    3,591,844
   750,000   BB    ESI Tractebel ACQ Corp., Debentures,
                     7.990% due 12/30/11 (a) ......................      750,000
 1,195,269   BB    Midland Cogeneration Venture, Sr. Secured Lease
                     Obligation Bond, 10.330% due 7/23/02 .........    1,286,409
 1,975,000   BBB-  Niagara Mohawk Power, 1st Mortgage
                     Obligation, 7.750% due 5/15/06 ...............    2,093,500
--------------------------------------------------------------------------------
                                                                      24,134,566
--------------------------------------------------------------------------------
Electronics/Computers -- 5.9%
 1,800,000   NR    Axiohm Transaction Solution Inc., Sr. Sub.
                     Notes, 9.750% due 10/1/07 (a) ................    1,836,000
 2,300,000   NR    Celestica International Inc., Sr. Sub. Notes,
                     10.500% due 12/31/06 .........................    2,489,750
 5,275,000   B     Fairchild Semiconductor, Sr. Sub. Notes,
                     10.125% due 3/15/07 ..........................    5,591,500
 1,900,000   B     Flextronics International Ltd., Sr. Sub. Notes,
                     8.750% due 10/15/07 (a) ......................    1,933,250
                   Unisys Corp., Sr. Notes:
 6,200,000   B+      12.000% due 4/15/03 ..........................    7,099,000
 5,775,000   B+      11.750% due 10/15/04 .........................    6,727,875
 4,700,000   B-    ViaSystems Inc., Sr. Sub. Notes,
                     9.750% due 6/1/07 ............................    4,935,000
--------------------------------------------------------------------------------
                                                                      30,612,375
--------------------------------------------------------------------------------
Finance Company -- 3.8%
 3,250,000   B     Amresco Inc., Sr. Sub. Notes,
                     10.000% due 3/15/04 ..........................    3,388,125
 8,775,000   B     First Nationwide Parent Holdings Ltd.,
                     Sr. Notes, 12.500% due 4/15/03 ...............   10,080,280
 3,200,000   B-    Ocwen Capital Trust, Company Guaranteed,
                     10.875% due 8/1/27   3,568,000


                       See Notes to Financial Statements.                      7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

   Face
  Amount   Ratings                Security                              Value
--------------------------------------------------------------------------------
Finance Company -- 3.8% (continued)
$2,100,000   BB-   Ocwen Financial Corp., Notes,
                     11.875% due 10/1/03 ..........................  $ 2,373,000
--------------------------------------------------------------------------------
                                                                      19,409,405
--------------------------------------------------------------------------------
Financial Services -- 1.2%
 2,900,000   NR    Intertek Finance PLC, Sr. Sub. Notes,
                     10.250% due 11/1/06 ..........................    3,088,500
 2,750,000   B-    Outsourcing Solutions Inc., Sr. Sub. Notes,
                     11.000% due 11/1/06 ..........................    3,031,875
--------------------------------------------------------------------------------
                                                                       6,120,375
--------------------------------------------------------------------------------
Foods -- 1.9%
 1,325,000   B+    Ameriserve Food Distribution Inc.,
                     Company Guaranteed, 8.875% due 10/15/06 ......    1,371,375
 2,675,000   B-    B&G Foods Inc., Sr. Sub. Notes,
                     9.625% due 8/1/07 (a) ........................    2,748,562
 4,125,000   B     Imperial Holly Corp., Sr. Sub. Notes,
                     9.750% due 12/15/07 (a) ......................    4,253,906
 1,365,000   B-    Van de Kamp Inc., Sr. Sub. Notes,
                     12.000% due 9/15/05 ..........................    1,528,800
--------------------------------------------------------------------------------
                                                                       9,902,643
--------------------------------------------------------------------------------
Health Care -- 6.3%
 2,050,000   B-    Fisher Scientific International Inc., Sr. Sub. Notes,
                     9.000% due 2/1/08 (a) ........................    2,091,000
 2,350,000   B+    Frensenius Medical Capital Trust II, Company
                     Guaranteed, 7.875% due 2/1/08 (a) ............    2,358,813
 2,675,000   B-    Graphic Controls Corp., Sr. Sub. Notes,
                     12.000% due 9/15/05 ..........................    3,002,688
 5,100,000   BB    ICN Pharmaceuticals Inc., Sr. Notes,
                     9.250% due 8/15/05 ...........................    5,418,750
 2,425,000   B-    Integrated Health Services Inc., Sr. Sub. Notes,
                     9.250% due 1/15/08 (a) .......................    2,540,187
 7,750,000   B-    Magellan Health Services, Sr. Sub. Notes,
                     9.000% due 2/15/08 (a) .......................    7,866,250
 4,500,000   NR    Paragon Health Network, Sr. Sub. Notes,
                     9.500% due 11/1/07 (a) .......................    4,680,000


8                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

   Face
  Amount   Ratings                Security                              Value
--------------------------------------------------------------------------------
Health Care -- 6.3% (continued)
$2,600,000   NR    Pharmaceutical Fine Chemicals Inc., Sr. Sub.
                     Notes, 9.750% due 11/15/07 (a) ...............  $ 2,691,000
 2,000,000   BB-   Tenet Healthcare, Sr. Sub. Notes,
                     8.625% due 1/15/07 ...........................    2,087,500
--------------------------------------------------------------------------------
                                                                      32,736,188
--------------------------------------------------------------------------------
Hotel/Gaming -- 6.0%
 1,300,000   B     Aztar Corp., Sr. Sub. Notes,
                     13.750% due 10/1/04 ..........................    1,498,250
 3,250,000   B-    Courtyard by Marriott, Sr. Notes,
                     10.750% due 2/1/08 ...........................    3,603,438
   900,000   Ba3*  HMC Acquisition Properties, Sr. Notes,
                     9.000% due 12/15/07 ..........................      954,000
                   HMH Properties Inc.:
 2,550,000   BB-     Company Guaranteed, 8.875% due 7/15/07 .......    2,712,562
10,625,000   BB-     Sr. Notes, 9.500% due 5/15/05 ................   11,368,750
 3,025,000   BB+   Mohegan Tribal Gaming, Sr. Notes,
                     13.500% due 11/15/02 .........................    3,909,812
 3,275,000   B     Showboat Inc., Sr. Sub. Notes,
                     13.000% due 8/1/09 ...........................    3,987,312
 2,950,000   B     Signature Resorts Inc., Sr. Sub. Notes,
                     9.750% due 10/1/07 (a) .......................    3,031,125
--------------------------------------------------------------------------------
                                                                      31,065,249
--------------------------------------------------------------------------------
Insurance -- 1.2%
 3,225,000   BB+   SIG Capital Trust, Company Guaranteed,
                     9.500% due 8/15/27 ...........................    3,333,844
 2,500,000   BB-   Veritas Capital Trust, Company Guaranteed,
                     10.000% due 1/1/28 (a) .......................    2,618,750
--------------------------------------------------------------------------------
                                                                       5,952,594
--------------------------------------------------------------------------------
Leisure -- 0.5%
 3,525,000   B-    PX Escrow Corp., Sr. Discount Notes,
                     9.625% due 2/1/06 (a) ........................    2,493,938
--------------------------------------------------------------------------------
Machinery -- 2.1%
 1,750,000   B-    Alvey Systems Inc., Sr. Sub. Notes,
                     11.375% due 1/31/03 ..........................    1,830,937


                       See Notes to Financial Statements.                      9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

   Face
  Amount   Ratings                Security                              Value
--------------------------------------------------------------------------------
Machinery -- 2.1% (continued)
$3,000,000   B     Goss Graphic System Inc., Sr. Sub. Notes,
                     12.000% due 10/15/06 .........................  $ 3,442,500
 4,784,000   NR    Terex Corp., Sr. Notes, 13.250% due 5/15/02 ....    5,633,160
--------------------------------------------------------------------------------
                                                                      10,906,597
--------------------------------------------------------------------------------
Metals & Mining -- 2.8%
 5,725,000   B-    Haynes International Inc., Sr. Notes,
                     11.625% due 9/1/04 ...........................    6,540,812
 6,150,000   CCC+  Kaiser Aluminum & Chemical Corp., Sr. Sub.
                     Notes, 12.750% due 2/1/03 ....................    6,565,125
 1,325,000   B-    Koppers Industry Inc., Sr. Sub. Notes,
                     9.875% due 12/1/07 (a) .......................    1,397,875
--------------------------------------------------------------------------------
                                                                      14,503,812
--------------------------------------------------------------------------------
Oil/Natural Gas -- 5.5%
 2,575,000   B     Canadian Forest Oil Ltd. Inc., Sr. Sub. Notes,
                     8.750% due 9/15/07 (a) .......................    2,620,062
 4,350,000   B+    Clark USA Inc., Sr. Notes,
                     10.875% due 12/1/05 ..........................    4,774,125
 1,550,000   B-    Coho Energy Inc., Sr. Sub. Notes,
                     8.875% due 10/15/07 ..........................    1,538,375
 4,150,000   BB-   Gulf Canada Resources Ltd., Sub. Debentures,
                     9.625% due 7/1/05 ............................    4,533,875
   250,000   BB    Hvide Marine Inc., Sr. Notes,
                     8.375% due 2/15/08 (a) .......................      246,250
 1,350,000   BB-   J Ray McDermott SA, Sr. Sub. Notes,
                     9.375% due 7/15/06 ...........................    1,458,000
                   Ocean Energy Inc., Company Guaranteed:
 2,750,000   BB-     9.750% due 10/1/06 ...........................    3,018,125
 1,250,000   BB-     8.875% due 7/15/07 ...........................    1,331,250
 3,550,000   BB-   Santa Fe Energy Resources, Sr. Sub. Debentures,
                     11.000% due 5/15/04 ..........................    3,860,625
 2,150,000   B-    Stone Energy Corp., Company Guaranteed,
                     8.750% due 9/15/07 ...........................    2,219,875
 2,625,000   BB-   United Meridian Corp., Sr. Sub. Notes,
                     10.375% due 10/15/05 .........................    2,913,750
--------------------------------------------------------------------------------
                                                                      28,514,312
--------------------------------------------------------------------------------


10                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

   Face
  Amount   Ratings                Security                              Value
--------------------------------------------------------------------------------
Oil Services -- 3.7%
$4,965,000   B+    Dawson Product Services, Sr. Notes,
                     9.375% due 2/1/07 ............................  $ 5,200,838
 2,315,000   CCC+  Deeptech International Inc., Sr. Notes,
                     12.000% due 12/15/00 .........................    2,468,369
 2,150,000   B+    ICO Inc., Sr. Notes, 10.375% due 6/1/07 ........    2,300,500
 5,625,000   B+    Parker Drilling, Sr. Notes,
                     9.750% due 11/15/06 ..........................    6,103,125
 2,600,000   BB    Pride International Inc., Sr. Notes,
                     9.375% due 5/1/07 ............................    2,808,000
--------------------------------------------------------------------------------
                                                                      18,880,832
--------------------------------------------------------------------------------
Packaging/Containers -- 1.4%
 2,500,000   B     Huntsman Packaging Corp., Sr. Sub. Notes,
                     9.125% due 10/1/07 (a) .......................    2,556,250
3,000,000+   NR    Impress Metal Holding, Sr. Sub. Notes,
                     9.875% due 5/29/07 ...........................    1,743,994
 2,750,000   B-    Tekni-Plex Inc., Sr. Sub. Notes,
                     9.250% due 3/1/08 (a) ........................    2,784,375
--------------------------------------------------------------------------------
                                                                       7,084,619
--------------------------------------------------------------------------------
Pollution Control -- 0.5%
 2,325,000   B+    Allied Waste North America Inc., Company
                     Guaranteed, 10.250% due 12/1/06 ..............    2,598,188
--------------------------------------------------------------------------------
Printing/Paper/Forest Products -- 1.6%
   966,000   B-    American Pad & Paper, Inc., Sr. Sub. Notes,
                     13.000% due 11/15/05 .........................    1,061,392
 1,250,000   B-    Indah Kiat International Finance Co., Company
                     Guaranteed, 11.875% due 6/15/02 ..............    1,062,500
 5,525,000   B+    SD Warren Co., Sr. Sub. Notes,
                     12.000% due 12/15/04 .........................    6,181,094
--------------------------------------------------------------------------------
                                                                       8,304,986
--------------------------------------------------------------------------------
Telecommunications -- 22.1%
 2,550,000   NR    Allegiance Telecom Inc., Units, step bond to yield
                     11.713% due 2/15/08 ..........................    1,389,750
 6,650,000   B3*   Clearnet Communications Inc., Sr. Discount
                     Notes, 14.750% due 12/15/05 ..................    5,369,875


                       See Notes to Financial Statements.                     11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

   Face
  Amount   Ratings                Security                              Value
--------------------------------------------------------------------------------
Telecommunications -- 22.1% (continued)
                     Colt Telecom Group PLC:
$  800,000+  B       Sr. Notes, 10.125% due 11/30/07 .............. $  1,409,400
 5,000,000   NR      Units, step bond to yield
                       11.647% due 12/15/06 .......................    4,400,000
                   Esprit Telecom Group PLC, Sr. Notes:
4,325,000+   B-      11.500% due 12/15/07 .........................    2,612,564
 2,300,000   B-      11.500% due 12/15/07 .........................    2,512,750
 1,375,000   NR    Facilicom International Inc., Sr. Notes,
                     10.500% due 1/15/08 (a) ......................    1,405,938
 3,825,000   BB-   Fonorola Inc., Sr. Notes,
                     12.500% due 8/15/02 ..........................    4,274,438
 2,650,000   B     Hermes Europe Railtel BV, Sr. Notes,
                     11.500% due 8/15/07 (a) ......................    2,974,625
 5,975,000   B     Intermedia Communications of Florida,
                     Sr. Discount Notes, 12.500% due 5/15/06 ......    4,832,280
 7,700,000   B-    Iridium LLC Capital Corp., Company
                     Guaranteed, 14.000% due 7/15/05 ..............    8,758,750
 5,525,000   B+    McLeod USA Inc., Sr. Discount Notes, step bond
                     to yield 10.577% due 3/1/07 ..................    4,171,375
 6,050,000   NR    Metronet Communications, Sr. Notes,
                     12.000% due 8/15/07 (a) ......................    7,018,000
 5,025,000   B-    Millicom International Cellular SA, Sr. Sub.
                     Discount Notes, step bond to yield
                     13.500% due 6/1/06 ...........................    3,881,813
 2,575,000   B     Netia Holdings B.V., Company Guaranteed,
                     10.250% due 11/1/07 (a) ......................    2,610,406
                   Nextel Communications, Sr. Discount Notes:
   775,000   CCC+    Step bond to yield 9.844% due 9/15/07 ........      501,813
 8,725,000   CCC+    Step bond to yield 12.168% due 8/15/04 .......    8,354,188
 5,475,000   B     Nextlink Communications, Sr. Notes,
                     12.500% due 4/15/06 ..........................    6,309,938
 1,300,000   NR    Orbital Imaging Corp., Units,
                     11.625% due 3/1/05 ...........................    1,332,500
 2,800,000   B3*   Pagemart Nationwide, Inc., Sr. Discount Notes,
                     step bond to yield 13.243% due 2/1/05 ........    2,457,000


12                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

   Face
  Amount   Ratings                Security                              Value
--------------------------------------------------------------------------------
Telecommunications -- 22.1% (continued)
$6,550,000   Caa*  Pagemart Wireless Inc., Sr. Discount Notes,
                     11.250% due 2/1/08 (a) ....................... $  3,962,750
 5,025,000   B-    Primus Telecomm Group, Sr. Notes,
                     11.750% due 8/1/04 ...........................    5,590,312
 6,375,000   B+    Qwest Communications, Sr. Discount Notes,
                     9.470% due 10/15/07 (a) ......................    4,462,500
 2,125,000   B+    Qwest Communications International, Sr. Notes,
                     10.875% due 4/1/07 2,449,063 RCN Corp.:
 5,350,000   B3*     Sr. Discount Notes, step bond to yield
                       11.171% due 10/15/07 .......................    3,497,563
 2,350,000   B3*     Sr. Notes, 10.000% due 10/15/07 (a) ..........    2,491,000
 4,125,000   B-    RSL Communications Ltd., Company
                     Guaranteed, 12.250% due 11/15/06 .............    4,702,500
 1,250,000   B-    Satelites Mexicanos SA, Sr. Notes,
                     10.125% due 11/1/04 (a) ......................    1,298,438
                   Telesystem International Wireless, Sr. Discount
                     Notes:
 2,050,000   B-        10.500% due 11/1/07 (a) ....................    1,255,625
 9,575,000   NR        Step bond to yield 13.066% due 6/30/07 (a)      6,511,000
 1,850,000   NR    WAM!Net Inc., Units, 13.250% due 3/1/05 ........    1,128,500
--------------------------------------------------------------------------------
                                                                     113,926,654
--------------------------------------------------------------------------------
Transportation -- 1.8%
 1,750,000   B+    American Reefer Co. Ltd.,
                     10.250% due 3/1/08 (a) .......................    1,767,500
 3,750,000   BB    GS Superhighways Holdings, Sr. Notes,
                     10.250% due 8/15/07 (a) ......................    2,910,938
                   Sea Containers Ltd.:
 1,200,000   BB-     Sr. Notes, 7.875% due 2/15/08 (a) ............    1,194,000
 3,130,000   BB-     Sr. Sub. Debenture, 12.500% due 12/1/04 ......    3,536,900
--------------------------------------------------------------------------------
                                                                       9,409,338
--------------------------------------------------------------------------------
                   TOTAL CORPORATE BONDS AND NOTES
                   (Cost-- $451,093,073) ..........................  475,314,086
================================================================================


                       See Notes to Financial Statements.                     13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

 Shares                            Security                             Value
--------------------------------------------------------------------------------
STOCKS - 5.9%
--------------------------------------------------------------------------------

Automotive -- 0.9%
    87,625         Navistar International, Series G,
                     Preferred Convertible $6.00 ..................  $ 4,441,492
--------------------------------------------------------------------------------
Banks -- 0.3%
    63,850         California Federal Preferred Capital Corp. .....    1,755,875
--------------------------------------------------------------------------------
Broadcasting-TV, Cable & Radio -- 4.3%
    19,603         Time Warner Inc., Series M, Preferred,
                     Exchange 10.250% .............................   22,347,420
--------------------------------------------------------------------------------
Communications-Equipment & Software -- 0.0%
    12,250         Pagemart Wireless Equipment ....................      110,250
--------------------------------------------------------------------------------
Electronics/Computer -- 0.2%
    40,800         ViaSystems Inc., Series B, Preferred PIK .......      851,700
--------------------------------------------------------------------------------
Publishing -- 0.0%
       939         Primedia Inc., Series B, Preferred PIK,
                     Exchange 11.625% .............................     100,240
--------------------------------------------------------------------------------
Telecommunications -- 0.2%
     4,125         Iridium LLC Corp. ..............................      577,500
    11,580         Nextel Communications Inc. .....................      342,334
--------------------------------------------------------------------------------
                                                                         919,834
--------------------------------------------------------------------------------
                   TOTAL STOCKS
                   (Cost--  $28,956,082) ..........................   30,526,811
================================================================================
--------------------------------------------------------------------------------
WARRANTS - 0.3%
--------------------------------------------------------------------------------
Broadcasting-TV, Cable & Radio -- 0.0%
     8,625         UIH Australia, Expire 5/15/06 (b) ..............     103,500
     3,375         Wireless One Inc., Expire 10/19/00 (b) .........          844
--------------------------------------------------------------------------------
                                                                         104,344
--------------------------------------------------------------------------------
Printing/Paper/Forest Products -- 0.0%
     4,800         SD Warren Co., Expire 12/15/06 (b) .............       84,480
--------------------------------------------------------------------------------
Telecommunications -- 0.3%
     5,425         Australis Holdings Ltd., Expire 10/30/01 (b) ...            0
--------------------------------------------------------------------------------


14                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

 Shares    Ratings                 Security                             Value
--------------------------------------------------------------------------------
WARRANTS - 0.3%
    32,175         Clearnet Communications Inc.,
                     Expire 9/15/05 (a)(b) ........................  $   193,050
     4,725         Globalstar LP, Expire 2/15/04 (a)(b) ...........      661,500
Telecommunications -- 0.3% (continued)
     6,050         Metronet Communications Class B,
                     Expire 8/15/07 (a)(b) ........................      121,000
     3,900         Nextel Communications Inc., Expire 4/25/99 (b) .        6,318
    24,840         Pagemart Inc., Expire 12/31/03 (b) .............      186,300
     4,475         Primus Telecommunications, Expire 8/1/04 (b) ...      143,200
     4,125         RSL Communications Ltd.,
                     Expire 11/15/06 (a)(b) .......................      165,000
--------------------------------------------------------------------------------
                                                                       1,476,368
--------------------------------------------------------------------------------
                   TOTAL WARRANTS
                   (Cost--  $731,738) .............................    1,665,192
================================================================================
  Face
 Amount                                Security                          Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.7%
--------------------------------------------------------------------------------
 $8,752,000        Goldman Sachs, 5.590% due 3/2/98; Proceeds
                     at maturity-$8,756,076; (Fully collateralized
                     by U.S. Treasury Notes, 5.375% due 2/15/01;
                     Market value - $8,931,363)
                     (Cost - $8,752,000) ..........................    8,752,000
--------------------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $489,532,893**) ....................... $516,258,089
================================================================================

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)   Non-income producing security.
+     Represents local currency.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 17 for definition of ratings.


                       See Notes to Financial Statements.                     15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

================================================================================
                      SUMMARY OF BONDS BY COMBINED RATINGS

                                                                   % of
                                                              Total Corporate
    Moody's              and/or     Standard & Poor's         Bonds and Notes
--------------------------------------------------------------------------------
     Baa                                  BBB                       0.8%
      Ba                                   BB                      27.7
       B                                    B                      55.8
     Caa                                  CCC                       5.6
      NR                                   NR                      10.1
                                                                  -----
                                                                  100.0%
                                                                  =====


16                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk(*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "A" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A           --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB         --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC  --    Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
                  balance, as and CC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

A           --    Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa         --    Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba          --    Bonds that are rated "Ba" are judged to have speculative
                  elements; their future cannot be considered as well assured.
                  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           --    Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa         --    Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca          --    Bonds that are rated "Ca" represent obligations which are
                  speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR          --    Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.


                                                                              17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

February 28, 1998

--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $489,532,893) .................. $516,258,089
   Cash .........................................................          468
   Receivable for securities sold ...............................   10,295,315
   Interest receivable ..........................................    8,671,791
   Receivable for open forward foreign
      currency contracts (Note 5) ...............................      165,878
--------------------------------------------------------------------------------
   Total Assets .................................................  535,391,541
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased .............................   12,187,194
   Investment advisory fees payable .............................      356,437
   Administration fees payable ..................................       85,042
   Accrued expenses .............................................      202,511
--------------------------------------------------------------------------------
   Total Liabilities ............................................   12,831,184
--------------------------------------------------------------------------------
Total Net Assets ................................................ $522,560,357
================================================================================
NET ASSETS:
   Par value of capital shares .................................. $     44,015
   Capital paid in excess of par value ..........................  524,531,845
   Overdistributed net investment income ........................     (157,691)
   Accumulated net realized loss from
      security transactions, futures contracts
      and options ...............................................  (28,748,222)
   Net unrealized appreciation of investments
      and foreign currencies ....................................   26,890,410
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $11.87 per share on 44,014,989
    shares of $0.001 par value outstanding;
    500,000,000 shares authorized) .............................. $522,560,357
================================================================================


18                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended February 28, 1998

--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                        $48,722,852
   Dividends                                                         3,870,074
--------------------------------------------------------------------------------
   Total Investment Income                                          52,592,926
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                 4,548,218
   Administration fees (Note 2)                                      1,010,715
   Shareholder communications                                          239,341
   Audit and legal                                                      57,840
   Directors' fees                                                      41,885
   Registration fees                                                    36,899
   Shareholder and system servicing fees                                21,538
   Custody                                                              20,941
   Other                                                                24,930
--------------------------------------------------------------------------------
   Total Expenses                                                    6,002,307
--------------------------------------------------------------------------------
Net Investment Income                                               46,590,619
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCIES, FUTURES CONTRACTS AND OPTIONS
(NOTES 3, 5, 6 and 7):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)         8,348,172
     Foreign currency transactions                                     123,759
     Futures contracts                                                (326,360)
     Options purchased                                                (408,685)
--------------------------------------------------------------------------------
   Net Realized Gain                                                 7,736,886
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
    and Foreign Currencies:
       Beginning of year                                            21,798,449
       End of year                                                  26,890,410
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                           5,091,961
--------------------------------------------------------------------------------
Net Gain on Investments, Foreign Currencies,
  Futures Contracts and Options                                     12,828,847
--------------------------------------------------------------------------------
Increase in Net Assets from Operations                             $59,419,466
================================================================================


                       See Notes to Financial Statements.                     19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended February 28,

--------------------------------------------------------------------------------
                                                        1998            1997
================================================================================
OPERATIONS:
   Net investment income ..........................  $ 46,590,619  $ 47,001,438
   Net realized gain (loss) .......................     7,736,886      (239,118)
   Increase in net unrealized appreciation ........     5,091,961     9,609,068
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations .........    59,419,466    56,371,388
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..........................   (47,244,754)  (45,621,623)
   Capital ........................................            --      (668,631)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ................   (47,244,754)  (46,290,254)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends ....................    16,479,649     7,000,597
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions ......................    16,479,649     7,000,597
--------------------------------------------------------------------------------
Increase in Net Assets ............................    28,654,361    17,081,731

NET ASSETS:
   Beginning of year ..............................   493,905,996   476,824,265
--------------------------------------------------------------------------------
   End of year* ...................................  $522,560,357  $493,905,996
================================================================================
*Includes overdistributed net investment income of:  $   (157,691)           --
================================================================================


20                     See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

February 28, 1998

--------------------------------------------------------------------------------
   1. Significant Accounting Policies

   Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

   The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, overdistributed net investment income amounting to $372,685 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets,


                                                                              21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

--------------------------------------------------------------------------------
liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

   2. Investment Advisory Agreement, Administration Agreement and Other Transactions

   Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

   MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

   3. Investments

   For the year ended February 28, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                           $458,697,474
--------------------------------------------------------------------------------
Sales                                                                462,861,414
================================================================================

   At February 28, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $29,027,465

Gross unrealized depreciation                                        (2,302,269)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $26,725,196
================================================================================


22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

--------------------------------------------------------------------------------
   4. Repurchase Agreements

   The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

   5. Forward Foreign Currency Contracts

   At February 28, 1998, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

                           Local           Market       Settlement    Unrealized
Foreign Currency         Currency           Value          Date          Gain
================================================================================
To Sell:
British Pound             797,040       $1,306,375        5/26/98     $ 27,209
Deutschemark            3,466,849        1,910,671         3/2/98       53,772
Deutschemark            4,325,000        2,385,960        3/18/98       65,854
Deutschemark            2,500,000        1,379,167        3/18/98       19,043
--------------------------------------------------------------------------------
Total Unrealized Gain on Forward
  Foreign Currency Contracts                                          $165,878
================================================================================

   6. Futures Contracts

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


                                                                              23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

--------------------------------------------------------------------------------

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At February 28, 1998, the Fund had no open futures contracts.

   7. Options Contracts

   Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

   At February 28, 1998, the Fund had no open purchased call or put option contracts.

   When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

   The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.


24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

February 28, 1998 (continued)

--------------------------------------------------------------------------------
   During the year ended February 28, 1998, the Fund did not write any covered call or put options.

   8. Payment-in-Kind Securities

   The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

   9. Capital Loss Carryforward

   At February 28, 1998, the Fund had, for Federal income tax purposes, $27,703,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                                                2003         2004        2005
================================================================================
Carryforward Amounts                         $9,349,000   $18,115,000  $239,0000
================================================================================

   10. Capital Shares

   During the years ended February 28, 1998 and 1997, capital stock transactions were as follows:

                                         1998                       1997
                                  -------------------       --------------------
                                  Share        Amount       Shares        Amount
================================================================================
Shares issued on reinvestment   1,412,894    $16,479,649    620,506   $7,000,597
================================================================================


                                                                              25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

--------------------------------------------------------------------------------------------------
                                       1998        1997        1996        1995          1994(1)
==================================================================================================
Net asset value, beginning of Year   $  11.59    $  11.36    $  10.88    $  12.39      $  12.00
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income ...........      1.09        1.12        1.13        1.12          0.98
  Net realized and
    unrealized gain (loss) ........      0.28        0.21        0.65       (1.48)         0.51
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      1.37        1.33        1.78       (0.36)         1.49
--------------------------------------------------------------------------------------------------
Offering costs credited (charged)
  to Paid-In Capital ..............        --          --          --        0.00*        (0.02)
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income ...........     (1.09)      (1.08)      (1.27)      (1.00)        (0.96)
  Net realized gains ..............        --          --          --       (0.15)        (0.12)
  Capital .........................        --       (0.02)      (0.03)         --            --
--------------------------------------------------------------------------------------------------
Total Distributions ...............     (1.09)      (1.10)      (1.30)      (1.15)        (1.08)
--------------------------------------------------------------------------------------------------
Net asset value, end of Year ......  $  11.87    $  11.59    $  11.36    $  10.88      $  12.39
--------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value ...........     10.96%      15.37%      18.83%       0.14%         6.85%++
--------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value** ......     12.43%      12.65%      17.80%      (2.18)%       12.67%++
--------------------------------------------------------------------------------------------------
Net assets, end of Year (000s) ....  $522,560    $493,906    $476,824    $456,789      $520,091
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses ........................      1.18%       1.20%       1.24%       1.24%         1.19%+
  Net investment income ...........      9.19        9.89        9.74        9.96          8.74+
--------------------------------------------------------------------------------------------------
Portfolio turnover rate ...........        94%         61%         73%         62%          108%
--------------------------------------------------------------------------------------------------
Market value, End of Year .........  $ 11.750    $ 11.625    $ 11.125    $ 10.500      $ 11.750
==================================================================================================

(1) For the period from March 26, 1993 (commencement of operations) to February 28, 1994.
*     Amount represents less than $0.01.
** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of the Managed High Income Portfolio Inc.:

--------------------------------------------------------------------------------
     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed High Income Portfolio Inc. as of February 28, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended February 28, 1995 and the financial highlights for the period from March 26, 1993 (commencement of operations) to February 28, 1994 were audited by other auditors whose report thereon, dated April 10, 1995, expressed an unqualified opinion of those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Income Portfolio Inc. as of February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marwick LLP

New York, New York
April 24, 1998


                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                Net Realized             Net Increase
                                                               and Unrealized            in Net Assets
                    Investment        Net Investment             Gain (Loss)                 From
                      Income              Income               on Investments             Operations
             -----------------------------------------------------------------------------------------------
Quarter                     Per                    Per                      Per                        Per
 Ended          Total      Share    Total         Share      Total         Share       Total          Share
============================================================================================================
May 31,
  1995       $12,525,032   $0.30 $11,084,402      $0.27   $14,597,234      $0.35    $25,681,636       $0.62
August 31,
  1995        13,294,948    0.32  11,827,361       0.28     1,313,938       0.03     13,141,299        0.31
November 30,
  1995        13,166,852    0.31  11,710,524       0.28     1,796,990       0.04     13,507,514        0.32
February 29,
  1996        12,770,322    0.30  11,311,036       0.27    11,158,398       0.26     22,469,434        0.53
May 31,
  1996        13,001,508    0.31  11,542,616       0.27    (7,102,523)     (0.17)     4,440,093        0.10
August 31,
  1996        13,247,484    0.31  11,804,210       0.29    (7,860,018)     (0.19)     3,944,192        0.10
November 30,
  1996        13,267,331    0.31  11,856,227       0.28    15,505,326       0.37     27,361,553        0.65
February 28,
  1997        13,188,573    0.31  11,798,385       0.28     8,827,165       0.20     20,625,550        0.48
May 31,
  1997        13,200,189    0.31  11,741,167       0.27    (5,289,541)     (0.12)     6,451,626        0.15
August 31,
  1997        13,358,455    0.31  11,846,555       0.28    12,682,793       0.29     24,529,348        0.57
November 30,
  1997        12,745,541    0.29  11,250,534       0.26     1,354,794       0.03     12,605,328        0.29
February 28,
  1998        13,288,741    0.30  11,752,363       0.27     4,080,801       0.09     15,833,164        0.36
============================================================================================================


28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

--------------------------------------------------------------------------------
                                                                      Dividend
                            NYSE         Net Asset     Dividend     Reinvestment
                        Closing Price      Value         Paid           Price
================================================================================
May 31, 1995               $10.750        $11.21        $0.093         $10.87
June 30, 1995               10.500         11.15         0.093          10.67
July 31, 1995               10.625         11.31         0.093          10.65
August 31, 1995             10.625         11.25         0.093          10.68
September 30, 1995          10.375         11.26         0.093          10.67
October 31, 1995            10.500         11.31         0.093          10.68
November 30, 1995           10.750         11.29         0.093          10.71
December 31, 1995           10.500         11.20         0.093          10.76
December 31, 1995*          10.500         11.20         0.188          10.76
January 31, 1996            11.188         11.35         0.093          11.19
February 29, 1996           11.125         11.36         0.093          11.09
March 31, 1996              10.875         11.18         0.093          10.79
April 30, 1996              10.750         11.20         0.093          10.74
May 31, 1996                10.625         11.18         0.093          10.56
June 30, 1996               10.625         11.07         0.091          10.71
July 31, 1996               10.875         10.98         0.091          10.97
August 31, 1996             11.000         11.01         0.091          11.01
September 30, 1996          11.125         11.27         0.091          11.13
October 31, 1996            11.125         11.21         0.091          11.19
November 30, 1996           11.250         11.38         0.091          11.16
December 31, 1996           11.250         11.46         0.091          11.27
January 31, 1997            11.625         11.50         0.091          11.48
February 28, 1997           11.625         11.59         0.091          11.62
March 31, 1997              11.375         11.29         0.091          11.35
April 30, 1997              11.500         11.26         0.091          11.22
May 31, 1997                11.625         11.47         0.091          11.45
June 30, 1997               11.750         11.62         0.091          11.65
July 31, 1997               12.000         11.84         0.091          11.69
August 31, 1997             11.875         11.77         0.091          11.76
September 30, 1997          12.000         11.94         0.091          11.90
October 31, 1997            11.750         11.82         0.091          11.78
November 30, 1997           12.125         11.78         0.091          11.76
December 31, 1997           12.3125        11.82         0.091          11.80
January 31, 1998            12.500         11.89         0.091          11.82
February 28, 1998           11.750         11.87         0.091          11.87
================================================================================
*Capital gain distribution.


                                                                              29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

   If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

   If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent


30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. First Data will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

   First Data will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at (800) 331-1710.

                                ----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


                                                                              31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   For Federal tax purposes the Fund hereby designates for the fiscal year ended February 28, 1998:

   o 8.17% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.


32
--------------------------------------------------------------------------------

                              Managed
                              HIGH INCOME
                                 Portfolio Inc.

--------------------------------------------------------------------------------

Directors

Paolo M. Cucchi
Andrea Farace
Paul R. Hardin
Heath B. McLendon, Chairman
Alessandro C. di Montezemolo
George M. Pavia

James J. Crisona, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Mutual Management Corp.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103
--------------------------------------------------------------------------------

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0882 4/98